INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  April 27, 1995.


                                 /s/ Robert J. Darnall



                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  April 27, 1995.


                                 /s/ A. Robert Abboud


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  May 1, 1995.


                                 /s/ James W. Cozad



                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  April 28, 1995.


                                 /s/ Robert B. McKersie



                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  May 1, 1995.


                                 /s/ Maurice S. Nelson, Jr.


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  April 29, 1995.


                                 /s/ Donald S. Perkins


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  April 27, 1995.


                                 /s/ Joshua I. Smith


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  May 3, 1995.


                                 /s/ Nancy H. Teeters



                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  May 2, 1995.


                                 /s/ Raymond C. Tower



                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      The undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert J. Darnall, David B. Anderson, Earl L. Mason and Vicki L. Avril, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 4,400,000 shares of Common Stock, $1.00 par value per share, of the Company, contributed to the Inland Steel Industries Pension Plan, including, without limitation, full power and authority to sign my name as a director and (or) officer of the Company to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Dated:  April 27, 1995.


                                 /s/ Arnold R. Weber